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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 1996

                            METROGOLF INCORPORATED
            (Exact Name of Registrant as specified in its charter)

      COLORADO                   333-06151                   84-1288480
   (State or other        (Commission file number)        (I.R.S. Employer
   jurisdiction of                                       Identification No.)
   incorporation)

1999 Broadway, Suite 2435
    Denver, Colorado                                        80202
 (Address of Principal                                    (Zip Code)
  Executive Offices)

                                  (303) 294-9300
             Registrant's telephone number, including area code)

                                  Not Applicable
        (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On October 23, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorproated herein by reference. On November 11, 1996, the Registrant was informed by the Underwriters for the initial public offering that the underwriting related thereto was complete.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release issued October 23, 1996 by the Registrant.

                                       2

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METROGOLF INCORPORATED
                                   (Registrant)


                                   By: /s/  Charles D. Tourtellotte
                                      ------------------------------------
                                            Charles D. Tourtellotte
                                           .President and Chairman of the Board

Date:  November 12, 1996